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                                                                    EXHIBIT 4.8

                           PURCHASE AND SALE AGREEMENT


         THIS PURCHASE AND SALE AGREEMENT (this "AGREEMENT") is made by and between Purchaser and Seller as of the Effective Date.

         In consideration of the mutual covenants and representations herein contained, and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, Seller and Purchaser agree as follows:

                                       1.
                                   DEFINITIONS

         1.1 As used herein, the following terms shall have the meanings set forth below in this SECTION 1.1:

         "AGREEMENT" has the meaning set forth in the first paragraph of this Agreement.

         "APPROVAL PERIOD" shall mean the period commencing on the Effective Date and ending at 5:00 P.M., Dallas, Texas time, on the 20th day thereafter; provided, however, in no event shall the Approval Period extend beyond September 29, 2000.

         "CLOSING" shall mean the act of settlement of the purchase and sale of the Properties in accordance with this Agreement at which, among other matters, title to the Mockingbird Property and the San Antonio Property is conveyed from Seller to Purchaser and the Purchase Price is paid by Purchaser to Seller.

         "CLOSING DATE" shall mean September 29, 2000.

         "EFFECTIVE DATE" shall mean the first date the Title Company is in receipt of this Agreement executed by Purchaser and Seller (whether in counterparts or not).

         "IMPROVEMENTS" shall mean any building, fixtures, fences, plantings and other improvements and installations located on or beneath the Land.

         "INSPECTION MATERIALS" shall mean the Title Commitment, the Survey, and to the extent in Seller's possession, any environmental reports, engineering studies, warranties, and guaranties.

         "LAND" shall mean (i) in the case of the Mockingbird Property, that certain tract of land located in the City of Dallas, Dallas County, Texas, being more particularly described on EXHIBIT A-1 attached hereto and made a part hereof, and (ii) in the case of the San Antonio Property, that certain tract of land located in the City of San Antonio, Bexar County, Texas, being more particularly described on EXHIBIT A-2 attached hereto and made a part hereof.



PURCHASE AND SALE AGREEMENT - Page 1

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         "MOCKINGBIRD LEASE" shall mean the lease to be executed at Closing between Tyler Technologies, Inc., as tenant, and Purchaser, as landlord, for the Mockingbird Property as set forth on EXHIBIT D attached hereto and made a part hereof.

         "MOCKINGBIRD PROPERTY" shall mean the Property owned by Seller and more particularly described on EXHIBIT A-1.

         "OWNER'S POLICY" shall mean, except to the extent modified by SECTION 7.5(A), the Owner's Policy of Title Insurance in the standard form in use in the State, naming Purchaser as insured, insuring that Purchaser owns fee simple title to the Property, subject only to the Permitted Encumbrances.

         "PROPERTY" shall mean with respect to each of the (i) Mockingbird Property, and (ii) San Antonio Property, to the extent assignable or transferable, all right, title and interest to be conveyed by Seller to Purchaser upon the terms set forth in this Agreement, including the following described property:

              (a) Land. The Land.

              (b) Easements. All easements, if any, benefiting the Land or the Improvements.

              (c) Rights and Appurtenances. All rights and appurtenances pertaining to the Land, including any right, title and interest of the Seller in and to adjacent streets, alleys or rights-of-way.

              (d) Improvements. The Improvements.

              (e) Fixtures. All fixtures, if any, owned by Seller and located on or about the Land and the Improvements.

         Any reference to "PROPERTY" or "PROPERTIES" shall mean individually or collectively as the context may require (i) the Mockingbird Property, and (ii) the San Antonio Property.

         "PURCHASE PRICE" shall mean Six Million One Hundred and Fifty Thousand and no/100 Dollars ($6,150,000.00).

         "PURCHASER" shall mean William D. and Marilyn Oates, whose address for notice under this Agreement is 4900 Lakeside Drive, Dallas, Texas 75205.

         "SAN ANTONIO PROPERTY" shall mean the Property owned by Seller and more particularly described on EXHIBIT A-2.

         "SELLER" shall mean, collectively or individually as the context may require, (i) with respect to the Mockingbird Property, Business Resources Corporation, a Texas corporation, whose


PURCHASE AND SALE AGREEMENT - Page 2
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address for notice under this Agreement is 2800 West Mockingbird Land, Dallas,
Texas 75235, and (ii) with respect to the San Antonio Property, Spectrum Data, Inc., a Texas corporation, whose address for notice under this Agreement is 10537 Gulfdale Road, San Antonio, Texas 78216.

         "STATE" shall mean the State of Texas.

         "SURVEY" shall mean a current as-built survey of the Property.

         "TITLE COMMITMENT" shall mean a Commitment(s) for Owner's Policy of Title Insurance with respect to the Property issued by the Title Company together with legible copies of any restrictive covenants, easements and other items listed as title exceptions in such Commitment(s).

         "TITLE COMPANY" shall mean American Title Company whose address for notice under this Agreement is as follows:

                              American Title Company
                              1909 Woodall Rodgers Freeway
                              Suite 4000
                              Attention: Bo Feagin
                              Tel: 214-754-7000
                              Fax: 214-303-0935

                                       2.
                                PURCHASE AND SALE

         2.1 Purchase and Sale. Subject to the terms and conditions of this Agreement, Seller hereby agrees to sell and convey to Purchaser, and Purchaser hereby agrees to purchase from Seller, all of the Seller's assignable and transferable right, title and interest in and to the Mockingbird Property and the San Antonio Property.

         2.2 Independent Consideration. Upon execution of this Agreement, Purchaser has delivered to Seller, and Seller acknowledges receipt of, FIFTY AND NO/100 DOLLARS ($50.00) (the "INDEPENDENT CONSIDERATION"), as consideration for Purchaser's right to purchase the Property and for Seller's execution, delivery and performance of this Agreement. The Independent Consideration is in addition to and independent of any other consideration or payment provided for in this Agreement, is non-refundable and shall be retained by Seller notwithstanding any other provision of this Agreement.


PURCHASE AND SALE AGREEMENT - Page 3
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                                       3.
                                 PURCHASE PRICE

         3.1 Purchase Price. The Purchase Price shall be paid in cash by Purchaser to Seller at the Closing by wire transfer in accordance with wire transfer instructions to be provided by Seller. If Purchaser terminates this Agreement in accordance with any right to terminate granted to Purchaser by the terms of this Agreement, Purchaser agrees to return to Seller all Inspection Materials previously provided at the time such notice to terminate this Agreement is given, and no party hereto shall have any further obligations under this Agreement except for such obligations which by their terms expressly survive the termination of this Agreement (the "SURVIVING OBLIGATIONS"). The obligations to return the Inspection Materials shall survive the termination of this Agreement. At the Closing, the Seller shall deliver to Purchaser the Deeds described in SECTION 7.7.

                                       4.
                                 EARNEST MONEY

         4.1 Earnest Money. Intentionally deleted.

                                       5.
                              CONDITIONS TO CLOSING

         5.1 Seller's Obligations. Seller shall deliver the Inspection Materials to Purchaser, at Seller's expense, within ten (10) days after the Effective Date. Purchaser's sole remedy for such failure shall be Purchaser's right to terminate this Agreement by delivering written notice thereof to Seller prior to the end of the Approval Period, in which event neither party shall have any obligation hereunder except for the Surviving Obligations.

         5.2 Title Commitment and Survey.

               5.2.1 In the event (i) the Survey shows any easement, right-of-way, encroachment, conflict, protrusion or other matter affecting the Property that is unacceptable to Purchaser, or (ii) any exceptions appear in the Title Commitment other than the standard printed exceptions set forth in the standard form of Commitment for Title Insurance in use in the State, that are unacceptable to Purchaser, Purchaser shall within five (5) business days after receipt of the Survey and the Title Commitment, notify Seller in writing of such facts and the reasons therefor ("PURCHASER'S OBJECTIONS"). Upon the expiration of said five (5) business day period, except for Purchaser's Objections if same are timely raised, Purchaser shall be deemed to have accepted the form and substance of the Survey and the Title Commitment. Notwithstanding anything to the contrary contained herein and except with respect to liens and security interests in the Property which may be released by the payment of a liquidated


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               sum of money not to exceed in the aggregate the total proceeds of
               Closing, Seller shall have no obligations to take any steps or bring any action or proceeding or otherwise to incur any effort or expense whatsoever to eliminate or modify any of the Purchaser's Objections. Seller may, within five (5) days after receipt of written notice of Purchaser's Objections ("SELLER'S CURE PERIOD"), deliver to Purchaser written notice ("SELLER'S
               CURE NOTICE") setting forth which of Purchaser's Objections
               Seller will endeavor to cure prior to the Closing Date and which of Purchaser's Objections Seller cannot or does not intend to cure. If Seller has not given Seller's Cure Notice by the end of Seller's Cure Period, Seller shall be deemed to have given notice that it does not intend to cure any of Purchaser's Objections. If by the end of the Approval Period, Seller has not cured or undertaken to cure all of Purchaser's Objections to the reasonable satisfaction of Purchaser, Purchaser may (as its sole and exclusive remedy) terminate this Agreement by delivering written notice thereof to Seller at or before the expiration of the Approval Period. If by the Closing Date, Seller has not cured to the reasonable satisfaction of Purchaser all of Purchaser's Objections which Seller has in Seller's Cure Notice undertaken to cure, Purchaser may (as its sole and exclusive remedy) terminate this Agreement by written notice to Seller on the Closing Date.
               In the event of a termination of this Agreement by Purchaser under this SECTION 5.2.1, neither party shall have any further obligations hereunder other than the Surviving Obligations.

               5.2.2 The term "PERMITTED ENCUMBRANCES" as used herein includes:
               (i) any easement, right of way, encroachment, conflict, discrepancy, overlapping of improvements, protrusion, encumbrance, restriction, condition, covenant, exception or other matter with respect to the Property that is reflected or addressed on the Survey or the Title Commitment to which Purchaser fails to timely object pursuant to SECTION 5.2.1 of this Agreement; (ii) except with respect to liens and security interests in the Property which may be released by the payment of a liquidated sum of money not to exceed in the aggregate the total proceeds of Closing, any Purchaser's Objection which in Seller's Cure Notice Seller has undertaken to cure that remains uncured, for whatever reason, at the Closing Date; (iii) except with respect to liens and security interests which may be satisfied by the payment of money, any Purchaser's Objections which by the end of the Approval Period Seller has given, or is deemed to have given, notice that it cannot or does not intend to cure; and (iv) the rights and interests of parties claiming under the Mockingbird Lease.

               5.2.3 Limitations of Seller's Obligations. Notwithstanding anything contained herein to the contrary, Seller shall have no obligation to take any steps, bring any action or proceeding or incur any effort or expense whatsoever (except the payment of funds required to release any liens or security interests affecting the Property as set forth in SECTION 5.2.1 and SECTION 5.2.2) to eliminate, modify or cure any objection Purchaser may have pursuant to SECTION 5.2.1 or SECTION 5.2.2.


PURCHASE AND SALE AGREEMENT - Page 5
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         5.3 Purchaser's Representations and Warranties. Purchaser represents and warrants to Seller that (a) if Purchaser is a partnership or corporation, it is duly organized and in good standing under the laws of the State of its organization, is qualified to do business in the State and has the power to enter into this Agreement and to execute and deliver this Agreement and to perform all duties and obligations imposed upon it hereunder, and Purchaser has obtained all necessary partnership and corporate authorizations required in connection with the execution, delivery and performance contemplated by this Agreement and has obtained the consent of all entities and parties necessary to bind Purchaser to this Agreement, and (b) neither the execution nor the delivery of this Agreement, nor the consummation of the purchase and sale contemplated hereby, nor the fulfillment of or compliance with the terms and conditions of this Agreement conflict with or will result in the breach of any of the terms, conditions, or provisions of any agreement or instrument to which Purchaser, or any partner or related entity or affiliate of Purchaser, is a party or by which Purchaser, any partner or related entity or affiliate of Purchaser, or any of Purchaser's assets is bound. The Purchaser's representations and warranties set forth in this SECTION 5.3 shall survive the Closing or termination of this Agreement. Purchaser's representations and warranties contained herein must be true and correct through the Closing Date, and Purchaser's failure to notify Seller prior to the Closing Date of any inaccuracies shall be a default by Purchaser under this Agreement.

         5.4 Seller's Representations and Warranties. Seller represents and warrants to Purchaser that (a) Seller has the full partnership/corporate right, power, and authority, without the joinder of any other person or entity, to enter into, execute and deliver this Agreement, and to perform all duties and obligations imposed on Seller under this Agreement, and (b) neither the execution nor the delivery of this Agreement, nor the consummation of the purchase and sale contemplated hereby, nor the fulfillment of or compliance with the terms and conditions of this Agreement conflict with or will result in the breach of any of the terms, conditions, or provisions of any agreement or instrument to which Seller is a party or by which Seller or any of Seller's assets is bound, and (c) except as disclosed to Purchaser in writing, Seller has no actual knowledge that Seller has received from any governmental authority, holder of any mortgage or board of fire underwriters (or other body performing similar functions) any written notices (i) requiring any work, repairs, construction, alterations or installations on or in connection with the Property in order to comply with any applicable law, regulation or other governmental requirement, or (ii) asserting any violation of any applicable law, regulation or other governmental requirement, and (d) to Seller's actual knowledge, Seller has not received any written notices of condemnation proceedings, zoning change or special assessments or uncorrected violations of the applicable housing, building, safety, fire or any other ordinances with respect to the Property. The Seller's representations and warranties set forth in this SECTION 5.4 shall survive the Closing for a period of eighteen (18) months, and any action filed pursuant to a breach of Seller's representations and warranties set forth in this SECTION 5.4 must be commenced, if at all, within twenty-four (24) months of the Closing.

         5.5 Defective Condition Extension; Termination. The obligations of Seller hereunder are subject to and contingent upon the following:

         In the event that subsequent to the execution of this Agreement Seller obtains knowledge of, or Purchaser's inspection of the Property reveals, either
(i) the presence of any Hazardous Materials (as defined in SECTION 6.2 hereof) or the violation or potential violation of any


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Environmental Requirements (as defined in SECTION 6.3 hereof) or (ii) any structural or other defect in the Improvements, whether or not in violation of any applicable law, ordinance, code, regulation or decree of any governmental authority having jurisdiction over the Property (collectively, a "DEFECTIVE CONDITION"), which Seller, in its sole judgment, determines could constitute a potential liability to Seller after the Closing or should be remedied prior to the sale of the Property, Seller shall have the right upon written notice to Purchaser on or before the scheduled Closing Date either (i) to extend the Closing Date for the period of time necessary to complete such remediation at Seller's sole cost and expense, or (ii) to terminate this Agreement upon written notice to Purchaser, in which event neither party shall have any further right or obligation hereunder other than the Surviving Obligations. The terms of this
SECTION 5.5 are solely for the benefit of Seller, and Purchaser shall have no additional right or remedy hereunder as a result of the exercise by Seller of its rights under this Section.

                                       6.
                   NO REPRESENTATIONS OR WARRANTIES BY SELLER;
                             ACCEPTANCE OF PROPERTY

         6.1 Disclaimer. PURCHASER ACKNOWLEDGES AND AGREES THAT SELLER HAS NOT MADE, DOES NOT MAKE AND SPECIFICALLY NEGATES AND DISCLAIMS ANY REPRESENTATIONS, WARRANTIES (OTHER THAN THE EXPRESS REPRESENTATIONS AND WARRANTIES SET FORTH IN THIS AGREEMENT AND THE SPECIAL WARRANTY OF TITLE AS SET OUT IN THE DEEDS, AS DEFINED BELOW), PROMISES, COVENANTS, AGREEMENTS OR GUARANTIES OF ANY KIND OR CHARACTER WHATSOEVER, WHETHER EXPRESS OR IMPLIED, ORAL OR WRITTEN, PAST, PRESENT OR FUTURE, OF, AS TO, CONCERNING OR WITH RESPECT TO (A) THE VALUE, NATURE, QUALITY OR CONDITION OF THE PROPERTY, INCLUDING, WITHOUT LIMITATION, THE WATER, SOIL AND GEOLOGY, (B) THE INCOME TO BE DERIVED FROM THE PROPERTY, (C) THE SUITABILITY OF THE PROPERTY FOR ANY AND ALL ACTIVITIES AND USES WHICH PURCHASER OR ANY TENANT MAY CONDUCT THEREON, (D) THE COMPLIANCE OF OR BY THE PROPERTY OR ITS OPERATION WITH ANY LAWS, RULES, ORDINANCES OR REGULATIONS OF ANY APPLICABLE GOVERNMENTAL AUTHORITY OR BODY, (E) THE HABITABILITY, MERCHANTABILITY, MARKETABILITY, PROFITABILITY OR FITNESS FOR A PARTICULAR PURPOSE OF THE PROPERTY, (F) THE MANNER OR QUALITY OF THE CONSTRUCTION OR MATERIALS, IF ANY, INCORPORATED INTO THE PROPERTY, (G) THE MANNER, QUALITY, STATE OF REPAIR OR LACK OF REPAIR OF THE PROPERTY, OR (H) COMPLIANCE WITH ANY ENVIRONMENTAL PROTECTION, POLLUTION OR LAND USE LAWS, RULES, REGULATIONS, ORDERS OR REQUIREMENTS, INCLUDING THE EXISTENCE IN OR ON THE PROPERTY OF HAZARDOUS MATERIALS (AS DEFINED BELOW) OR (I) ANY OTHER MATTER WITH RESPECT TO THE PROPERTY. ADDITIONALLY, NO PERSON ACTING ON BEHALF OF SELLER IS AUTHORIZED TO MAKE, AND BY EXECUTION HEREOF PURCHASER ACKNOWLEDGES THAT NO PERSON HAS MADE, ANY REPRESENTATION, AGREEMENT, STATEMENT, WARRANTY, GUARANTY OR PROMISE REGARDING THE PROPERTY OR THE TRANSACTION CONTEMPLATED HEREIN; AND NO SUCH REPRESENTATION, WARRANTY, AGREEMENT, GUARANTY, STATEMENT OR PROMISE


PURCHASE AND SALE AGREEMENT - Page 7
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IF ANY, MADE BY ANY PERSON ACTING ON BEHALF OF SELLER SHALL BE VALID OR BINDING
UPON SELLER UNLESS EXPRESSLY SET FORTH HEREIN. PURCHASER FURTHER ACKNOWLEDGES AND AGREES THAT HAVING BEEN GIVEN THE OPPORTUNITY TO INSPECT THE PROPERTY, EXCEPT FOR THE EXPRESS REPRESENTATIONS AND WARRANTIES SET FORTH IN THIS AGREEMENT AND THE SPECIAL WARRANTY OF TITLE AS SET OUT IN THE DEEDS, PURCHASER IS RELYING SOLELY ON ITS OWN INVESTIGATION OF THE PROPERTY AND NOT ON ANY INFORMATION PROVIDED OR TO BE PROVIDED BY SELLER AND AGREES TO ACCEPT THE PROPERTY AT THE CLOSING AND WAIVE ALL OBJECTIONS OR CLAIMS AGAINST SELLER (INCLUDING, BUT NOT LIMITED TO, ANY RIGHT OR CLAIM OF CONTRIBUTION) ARISING FROM OR RELATED TO THE PROPERTY OR TO ANY HAZARDOUS MATERIALS ON THE PROPERTY. PURCHASER FURTHER ACKNOWLEDGES AND AGREES THAT ANY INFORMATION PROVIDED OR TO BE PROVIDED WITH RESPECT TO THE PROPERTY WAS OBTAINED FROM A VARIETY OF SOURCES AND THAT SELLER HAS NOT MADE ANY INDEPENDENT INVESTIGATION OR VERIFICATION OF SUCH INFORMATION AND MAKES NO REPRESENTATIONS AS TO THE ACCURACY, TRUTHFULNESS OR COMPLETENESS OF SUCH INFORMATION. EXCEPT FOR THE EXPRESS REPRESENTATIONS AND WARRANTIES SET FORTH IN THIS AGREEMENT AND THE SPECIAL WARRANTY OF TITLE AS SET OUT IN THE DEEDS, SELLER IS NOT LIABLE OR BOUND IN ANY MANNER BY ANY VERBAL OR WRITTEN STATEMENT, REPRESENTATION OR INFORMATION PERTAINING TO THE PROPERTY, OR THE OPERATION THEREOF, FURNISHED BY ANY REAL ESTATE BROKER, CONTRACTOR, AGENT, EMPLOYEE, SERVANT OR OTHER PERSON. PURCHASER FURTHER ACKNOWLEDGES AND AGREES THAT (OTHER THAN THE EXPRESS REPRESENTATIONS AND WARRANTIES SET FORTH IN THIS AGREEMENT AND THE SPECIAL WARRANTY OF TITLE AS SET OUT IN THE DEEDS) TO THE MAXIMUM EXTENT PERMITTED BY LAW, THE SALE OF THE PROPERTY AS PROVIDED FOR HEREIN IS MADE ON AN "AS IS" CONDITION AND BASIS WITH ALL FAULTS. THE PROVISIONS OF THIS SECTION 6 SHALL SURVIVE THE CLOSING OR ANY TERMINATION HEREOF.

         6.2 Hazardous Materials. "Hazardous Materials" shall mean any substance which is or contains (i) any "hazardous substance" as now or hereafter defined in Section 101(14) of the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended (42 U.S.C. Section 9601 et seq.) ("CERCLA") or any regulations promulgated under CERCLA; (ii) any "hazardous waste" as now or hereafter defined in the Resource Conservation and Recovery Act (42 U.S.C. Section 6901 et seq.) ("RCRA") or regulations promulgated under RCRA;
(iii) any substance regulated by the Toxic Substances Control Act (15 U.S.C.
Section 2601 et seq.); (iv) gasoline, diesel fuel, or other petroleum hydrocarbons; (v) asbestos and asbestos containing materials, in any form, whether friable or non-friable; (vi) polychlorinated biphenyls; (vii) radon gas; and (viii) any additional substances or materials which are now or hereafter classified or considered to be hazardous or toxic under Environmental Requirements (as hereinafter defined) or the common law, or any other applicable laws relating to the Property. Hazardous Materials shall include, without limitation, any substance, the presence of which on the Property, (A) requires reporting, investigation or remediation under Environmental Requirements; (B) causes or threatens to cause a nuisance on


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the Property or adjacent property or poses or threatens to pose a hazard to the health or safety of persons on the Property or adjacent property; or (C) which, if it emanated or migrated from the Property, could constitute a trespass.

         6.3 Environmental Requirements. "Environmental Requirements" shall mean all laws, ordinances, statutes, codes, rules, regulations, agreements, judgments, orders, and decrees, now or hereafter enacted, promulgated, or amended, of the United States, the states, the counties, the cities, or any other political subdivisions in which the Property is located, and any other political subdivision, agency or instrumentality exercising jurisdiction over the owner of the Property, the Property, or the use of the Property, relating to pollution, the protection or regulation of human health, natural resources, or the environment, or the emission, discharge, release or threatened release of pollutants, contaminants, chemicals, or industrial, toxic or hazardous substances or waste or Hazardous Materials into the environment (including, without limitation, ambient air, surface water, ground water or land or soil).

                                       7.
                                     CLOSING

         7.1 Closing. The Closing shall be held at the offices of the Title Company on the Closing Date, unless the parties mutually agree in writing upon another place, time or date.

         7.2 Possession. Except as set forth in SECTION 7.8, possession of the Property shall be delivered to Purchaser at the Closing, subject to the Permitted Encumbrances.

         7.3 Proration. In that the Mockingbird Lease is a triple-net lease, there will not be any prorations or related cash adjustments effected at Closing with respect to real estate and personal property taxes, utilities and all other operating expenses with respect to the Mockingbird Property. All real estate and personal property taxes, utilities and all other operating expenses with respect to the San Antonio Property shall be prorated as of the Closing Date.

         7.4 Closing Costs. Except as otherwise expressly provided herein, Seller shall pay, on the Closing Date, the title insurance premium for the Owner's Policy and one-half (1/2) of the cost to amend the survey exception to read "any shortages in area," the cost of the Survey, and one-half (1/2) of any escrow fees and other customary charges of the Title Company, and Purchaser shall pay, on the Closing Date, all recording costs, the one-half (1/2) of the cost to amend the survey exception to read "any shortages in area," deed transfer taxes or documentary stamps, one-half (1/2) of any escrow fees and other customary charges of the Title Company. Except as otherwise provided herein, each party shall pay its own attorneys' fees.

         7.5 Seller's Obligations at the Closing. At the Closing, Seller shall deliver to Purchaser the following:

              (a) Title Policy. Owner's Policy, which upon payment by Seller and Purchaser of the sum set forth in SECTION 7.4, shall be amended such that the survey exception shall read "any shortages in area."


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              (b) Evidence of Authority. Such organizational and authorizing documents of Seller as shall be reasonably required by the Title Company to evidence Seller's authority to consummate the transactions contemplated by this Agreement.

              (c) Foreign Person. An affidavit of Seller certifying that Seller is not a "foreign person," as defined in the federal Foreign Investment in Real Property Tax Act of 1980, and the 1984 Tax Reform Act, as amended.

              (d) Warranties and guaranties. The originals of all warranties and guaranties, if any, in the possession of Seller.

              (e) Keys. A complete set of keys and access devices necessary to enable Purchaser to obtain access to the Property.

         7.6 Purchaser's Obligations at the Closing. At the Closing, Purchaser shall deliver to Seller the following:

              (a) Purchase Price. The Purchase Price by wire transfer of immediately available funds.

              (b) Evidence of Authority. Such organizational and authorizing documents of Purchaser as shall be reasonably required by Seller and/or the Title Company authorizing Purchaser's acquisition of the Property pursuant to this Agreement and the execution of this Agreement and any documents to be executed by Purchaser at the Closing.

              (c) The duly executed Mockingbird Lease.

         7.7 Documents to be Executed by Seller and Purchaser. At the Closing, Seller and Purchaser shall also execute and deliver the following:

              (a) Deed. Special Warranty Deeds (the "DEEDS") conveying the Land and the Improvements to Purchaser subject to no exceptions other than the Permitted Encumbrances, in the forms attached to this Agreement as EXHIBIT B-1 AND B-2.

              (b) Tenant Notices. If applicable, signed statements or notices to all tenants of the Property notifying such tenants that the Property has been transferred to Purchaser and that Purchaser is responsible for security deposits (specifying the amounts of such deposits).

              (c) Assignment and Assumption of Fixtures, and Warranties. Assignment in the forms attached to this Agreement as EXHIBIT C-1 and EXHIBIT C-2.

         7.8 Leaseback of the Mockingbird Property. At Closing, Tyler Technologies, Inc., as tenant, and Purchaser, as landlord, shall enter into the Mockingbird Lease.


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                                       8.
                                  RISK OF LOSS

         8.1 Condemnation. If, prior to the Closing, action is initiated to take any of the Property by eminent domain proceedings or by deed in lieu thereof, Purchaser may either at or prior to Closing (a) terminate this Agreement, or (b) consummate the Closing, in which latter event all of Seller's assignable right, title and interest in and to the award of the condemning authority shall be assigned to Purchaser at the Closing and there shall be no reduction in the Purchase Price.

         8.2 Casualty. Seller assumes all risks and liability for damage to or injury occurring to the Property by fire, storm, accident, or any other casualty or cause until the Closing has been consummated. If the Property, or any part thereof, suffers any damage in excess of thirty percent (30%) of the Purchase Price prior to the Closing from fire or other casualty, which Seller, at its sole option, does not elect to repair, Purchaser may either at or prior to Closing (a) terminate this Agreement, or (b) consummate the Closing, in which latter event all of Seller's right, title and interest in and to the proceeds of any insurance covering such damage (less an amount equal to any expenses and costs incurred by Seller to repair or restore the Property and any portion of such proceeds paid or to be paid pursuant to rental loss insurance on account of the loss of rents or other income from the Property for the period prior to and including the Closing Date, all of which shall be payable to Seller), to the extent the amount of such insurance does not exceed the Purchase Price, shall be assigned to Purchaser at the Closing. If the Property, or any part thereof, suffers any damage less than thirty percent (30%) of the Purchase Price prior to the Closing, Purchaser agrees that it will consummate the Closing and accept the assignment of the proceeds of any insurance covering such damage plus Seller shall pay to Purchaser an amount equal to Seller's deductible under its insurance policy and there shall be no reduction in the Purchase Price.

                                       9.
                                     DEFAULT

         9.1 Breach by Seller. Except as otherwise provided in SECTION 5.4, in the event that Seller shall default in any of its obligations hereunder to be performed prior to closing, for any reason other than Purchaser's default or a termination of this Agreement by Purchaser or Seller pursuant to a right to do so under the provisions hereof, Purchaser, as its sole and exclusive remedy may terminate this Agreement or sue for specific performance.

         9.2 Breach by Purchaser. In the event that Purchaser shall default in any of its obligations hereunder to be performed prior to or after closing (the Surviving Obligations), for any reason other than Seller's default or a termination of this Agreement by Purchaser or Seller pursuant to a right to do so under the provisions hereof, Seller, as its sole and exclusive remedy may terminate this Agreement.

         The provisions of this SECTION 9.2 shall not limit or affect any of Purchaser's indemnities as provided in other Sections of this Agreement.


PURCHASE AND SALE AGREEMENT - Page 11

                                       10.
                                FUTURE OPERATIONS

         10.1 Future Operations.

              (a) From the date of this Agreement until the Closing or earlier termination of this Agreement, Seller will keep and maintain the Property in substantially its condition as of the date of this Agreement;

              (b) From the expiration of the Approval Period until the Closing or earlier termination of this Agreement, Seller will not lease any space in the Improvements without Purchaser's consent.

                                       11.
                                  MISCELLANEOUS

         11.1 Notices. All notices, demands and requests which may be given or which are required to be given by either party to the other, and any exercise of a right of termination provided by this Agreement, shall be in writing and shall be deemed effective either: (a) on the date personally delivered to the address below, as evidenced by written receipt therefor, whether or not actually received by the person to whom addressed; (b) on the third (3rd) business day after being sent, by certified or registered mail, return receipt requested, addressed to the intended recipient at the address specified below; or (c) on the first (1st) business day after being deposited into the custody of a nationally recognized overnight delivery service such as Federal Express Corporation, Emery or Purolator, addressed to such party at the address specified in SECTION 1.1 above (unless changed by similar notice in writing given by the particular person whose address is to be changed).

         11.2 Real Estate Commissions. Neither Seller nor Purchaser has authorized any broker or finder to act on Seller's or Purchaser's behalf in connection with the sale and purchase hereunder and neither Seller nor Purchaser has dealt with any broker or finder purporting to act on behalf of any other party. Purchaser agrees to indemnify and hold harmless Seller from and against any and all claims, losses, damages, costs or expenses of any kind or character arising out of or resulting from any agreement, arrangement or understanding alleged to have been made by Purchaser or on Purchaser's behalf with any broker or finder in connection with this Agreement or the transaction contemplated hereby. Seller agrees to indemnify and hold harmless Purchaser from and against any and all claims, losses, damages, costs or expenses of any kind or character arising out of or resulting from any agreement, arrangement or understanding alleged to have been made by Seller or on Seller's behalf with any broker or finder in connection with this Agreement or the transaction contemplated hereby. Notwithstanding anything to the contrary contained herein, this SECTION 11.2 shall survive the Closing or any earlier termination of this Agreement.

         11.3 Entire Agreement. This Agreement embodies the entire agreement between the parties relative to the subject matter hereof, and there are no oral or written agreements between the parties, nor any representations made by either party relative to the subject matter hereof, which are not expressly set forth herein.


PURCHASE AND SALE AGREEMENT - Page 12

         11.4 Amendment. This Agreement may be amended only by a written instrument executed by the party or parties to be bound thereby.

         11.5 Headings. The captions and headings used in this Agreement are for convenience only and do not in any way limit, amplify, or otherwise modify the provisions of this Agreement.

         11.6 Time of Essence. Time is of the essence of this Agreement; however, if the final date of any period which is set out in any provision of this Agreement falls on a Saturday, Sunday or legal holiday under the laws of the United States, the State of Texas or the State, then, in such event, the time of such period shall be extended to the next day which is not a Saturday, Sunday or legal holiday.

         11.7 Governing Law. This Agreement shall be governed by the laws of the State and the laws of the United States pertaining to transactions in the State.

         11.8 Successors and Assigns; Assignment. This Agreement shall bind and inure to the benefit of Seller and Purchaser and their respective heirs, executors, administrators, personal and legal representatives, successors and permitted assigns. Purchaser shall not assign Purchaser's rights under this Agreement without the prior written consent of Seller, which consent may be withheld absolutely; provided, however, notwithstanding the foregoing, Purchaser may assign Purchaser's rights under this Agreement to any person, firm, corporation or other entity related to or affiliated with Purchaser or in which Purchaser is a partner or member. Any such assignment shall be expressly contingent upon Seller being provided prior written notice of any such assignment. Any assignment of this Agreement in violation of the foregoing provisions shall be null and void.

         11.9 Invalid Provision. If any provision of this Agreement is held to be illegal, invalid or unenforceable under present or future laws, such provision shall be fully severable; this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part of this Agreement; and, the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by such illegal, invalid, or unenforceable provision or by its severance from this Agreement.

         11.10 Attorneys' Fees. In the event it becomes necessary for either party hereto to file suit to enforce this Agreement or any provision contained herein, the party prevailing in such suit shall be entitled to recover, in addition to all other remedies or damages, as provided herein, reasonable attorneys' fees incurred in such suit.

         11.11 Multiple Counterparts. This Agreement may be executed in a number of identical counterparts which, taken together, shall constitute collectively one (1) agreement; in making proof of this Agreement, it shall not be necessary to produce or account for more than one such counterpart with each party's signature.


PURCHASE AND SALE AGREEMENT - Page 13

         11.12 Exhibits. The following exhibits are attached to this Agreement and are incorporated into this Agreement by this reference and made a part hereof for all purposes:

               (a)  EXHIBIT A, the legal description of the Land.
               (b)  EXHIBIT B, the form of the Deed.
               (c) EXHIBIT C, the form of the Assignment and Assumption of Warranties.
               (d)  EXHIBIT D, the form of the Mockingbird Lease.

         11.13 No Recordation. Seller and Purchaser hereby acknowledge that neither this Agreement nor any memorandum or affidavit thereof shall be recorded of public record. Should Purchaser ever record or attempt to record this Agreement, or a memorandum or affidavit thereof, or any other similar document, then, notwithstanding anything herein to the contrary, said recordation or attempt at recordation shall constitute a default by Purchaser hereunder, and, in addition to the other remedies provided for herein, Seller shall have the express right to terminate this Agreement by filing a notice of said termination in the county in which the Land is located.

         11.14 DTPA WAIVER. PURCHASER HEREBY REPRESENTS AND WARRANTS TO SELLER THAT (A) PURCHASER IS NOT IN A SIGNIFICANTLY DISPARATE BARGAINING POSITION, (B) PURCHASER IS REPRESENTED BY LEGAL COUNSEL, AND (C) PURCHASER IS SEEKING TO ACQUIRE THE PROPERTY, WHICH WILL NOT BE USED AS A FAMILY RESIDENCE, FOR A CONSIDERATION THAT EXCEEDS $500,000, OR (D) (i) PURCHASER IS A BUSINESS ENTITY THAT EITHER HAS ASSETS OF $5,000,000 OR MORE OR IS OWNED OR CONTROLLED BY A CORPORATION OR ENTITY WITH ASSETS OF $5,000,000 OR MORE, OR (ii) PURCHASER IS A SOPHISTICATED REAL ESTATE INVESTOR AND HAS KNOWLEDGE AND EXPERIENCE IN FINANCIAL AND BUSINESS MATTERS THAT ENABLE IT TO EVALUATE THE MERITS AND RISKS OF THIS TRANSACTION. PURCHASER HEREBY WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW ANY RIGHTS, REMEDIES AND BENEFITS UNDER THE TEXAS DECEPTIVE TRADE PRACTICES-CONSUMER PROTECTION ACT (SECTIONS 17.41 AND FOLLOWING OF THE TEXAS BUSINESS AND COMMERCE
CODE) (THE "DTPA") AND ANY OTHER SIMILAR CONSUMER PROTECTION LAW, WHETHER FEDERAL, STATE OR LOCAL. PURCHASER COVENANTS NOT TO SUE SELLER UNDER THE DTPA OR ANY SUCH SIMILAR CONSUMER PROTECTION LAW.

         11.15 JURY WAIVER. PURCHASER AND SELLER DO HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THEIR RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, OR UNDER OR IN CONNECTION WITH THIS AGREEMENT, THE DOCUMENTS DELIVERED BY PURCHASER AT CLOSING OR SELLER AT CLOSING, OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ANY ACTIONS OF EITHER PARTY ARISING OUT OF OR RELATED IN ANY MANNER WITH THIS AGREEMENT OR THE PROPERTY (INCLUDING WITHOUT LIMITATION, ANY ACTION TO RESCIND OR CANCEL THIS AGREEMENT AND ANY CLAIMS OR DEFENSES ASSERTING THAT THIS


PURCHASE AND SALE AGREEMENT - Page 14

AGREEMENT WAS FRAUDULENTLY INDUCED OR IS OTHERWISE VOID OR VOIDABLE). THIS WAIVER IS A MATERIAL INDUCEMENT FOR SELLER TO ENTER INTO AND ACCEPT THIS AGREEMENT AND THE DOCUMENTS DELIVERED BY PURCHASER AT CLOSING AND SHALL SURVIVE THE CLOSING OF TERMINATION OF THIS AGREEMENT.

         11.16 1031 Exchange. Purchaser and/or Seller (and/or their assigns) may desire to have their portion of the transaction described in this Agreement qualify as a Like-Kind Exchange of property pursuant to and in accordance with
Section 1031 of the Internal Revenue Code of 1986, as amended and the Regulations thereunder. In this regard, Purchaser and/or Seller shall have the option to assign this Agreement to a qualified intermediary. Purchaser and/or Seller represent and warrant that they will use their best efforts to assist the other party in structuring the other party's portion of the contemplated transaction as a Like-Kind Exchange and will use reasonable efforts to cooperate with the other party and/or its intermediary or escrow agent so long as the (i) closing date, (ii) the representations, warranties and parties liable therefor, and (iii) the other material terms and conditions of this Agreement are not modified by any such assignment. Purchaser and/or Seller will indemnify, defend and hold the other party harmless from any costs or liabilities relating to the Like-Kind Exchange in excess of the costs or liabilities required to be paid by the other party as set out elsewhere in this Agreement.


                   REMAINDER OF PAGE INTENTIONALLY LEFT BLANK


PURCHASE AND SALE AGREEMENT - Page 15

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date set forth below.

PURCHASER:

Date of Execution
by Purchaser:


--------------------------------


---------------------------------         --------------------------------
Social Security No.                       WILLIAM D. OATES


---------------------------------         --------------------------------
Social Security No.                       MARILYN OATES


SELLER:
                                          BUSINESS RESOURCES CORPORATION,
                                          a Texas corporation
Date of Execution
by Seller:

                                          By:
---------------------------------             ----------------------------
                                          Name:
                                                --------------------------
                                          Title:
                                                 -------------------------

                                          SPECTRUM DATA, INC.,
                                          a Texas corporation
Date of Execution
by Seller:

                                          By:
---------------------------------             ----------------------------
                                          Name:
                                                --------------------------
                                          Title:
                                                 -------------------------


PURCHASE AND SALE AGREEMENT - Page 16

The undersigned Title Company hereby acknowledges receipt of a copy of this Agreement.

                                          AMERICAN TITLE COMPANY
Date of Execution by
Title Company:

                                          By:
---------------------------------             ----------------------------
                                          Name:
                                                --------------------------
                                          Title:  Authorized Officer


PURCHASE AND SALE AGREEMENT - Page 17

                                   EXHIBIT A-1
                         TO PURCHASE AND SALE AGREEMENT

                    LEGAL DESCRIPTION OF MOCKINGBIRD PROPERTY


                  [SEE ATTACHED]


EXHIBIT A-1
LEGAL DESCRIPTION OF MOCKINGBIRD PROPERTY - Page 1

                                   EXHIBIT A-2
                         TO PURCHASE AND SALE AGREEMENT

                    LEGAL DESCRIPTION OF SAN ANTONIO PROPERTY


                  Lot 7, Block 2, New City Block 14892, VIEWPOINT PARK SUBDIVISION, UNIT 2, City of San Antonio, Bexar County, Texas according to plat recorded in Volume 6800, Page(s) 110-111, Deed and Plat Records, Bexar County, Texas.


EXHIBIT A-2
LEGAL DESCRIPTION OF SAN ANTONIO PROPERTY - Page 1

                                   EXHIBIT B-1
                         TO PURCHASE AND SALE AGREEMENT
                              MOCKINGBIRD PROPERTY
                              SPECIAL WARRANTY DEED


STATE OF TEXAS              )
                            )
COUNTY OF DALLAS            )

         Business Resources Corporation, a Texas corporation ("GRANTOR"), for and in consideration of the sum of Ten and No/100 Dollars ($10.00) and other valuable consideration, the receipt and sufficiency of which consideration are hereby acknowledged, has Granted, Sold, and Conveyed, and by these presents does Grant, Sell, and Convey, unto William D. Oates and Marilyn Oates ("Grantee"), having an address of 4900 Lakeside Drive, Dallas, Texas 75205, (i) all that real property situated in the County of Dallas, State of Texas, and more particularly described on EXHIBIT A attached hereto and made a part hereof for all purposes, and (ii) together with all improvements now or hereafter situated thereon, and the lessor's or landlord's interest in all space leases or occupancy agreements covering all or any portion of such real property and the improvements situated thereon (collectively, the "Property").

         This Deed is made and accepted expressly subject to the matters set forth in EXHIBIT B attached hereto and made a part hereof for all purposes.

         TO HAVE AND TO HOLD the Property, together with all and singular the rights and appurtenances belonging in any way to the Property, unto the said Grantee, its successors and assigns forever, and Grantor binds itself and its successors and assigns to warrant and forever defend all and singular the Property to Grantee, its successors and assigns against every person lawfully claiming or to claim all or any part of the Property, by, through, or under Grantor, but not otherwise.

         GRANTEE ACKNOWLEDGES AND AGREES THAT GRANTOR HAS NOT MADE, DOES NOT MAKE AND SPECIFICALLY NEGATES AND DISCLAIMS ANY REPRESENTATIONS, WARRANTIES (OTHER THAN THE EXPRESS REPRESENTATIONS AND WARRANTIES SET FORTH IN THAT CERTAIN PURCHASE AND SALE AGREEMENT BY AND BETWEEN GRANTOR AND GRANTEE DATED SEPTEMBER 29, 2000 AND THE WARRANTY OF TITLE AS SET OUT IN THIS DEED), PROMISES, COVENANTS, AGREEMENTS OR GUARANTIES OF ANY KIND OR CHARACTER WHATSOEVER, WHETHER EXPRESS OR IMPLIED, ORAL OR WRITTEN, PAST, PRESENT OR FUTURE, OF, AS TO, CONCERNING OR WITH RESPECT TO (A) THE VALUE, NATURE, QUALITY OR CONDITION OF THE PROPERTY, INCLUDING, WITHOUT LIMITATION, THE WATER, SOIL AND GEOLOGY, (B) THE INCOME TO BE DERIVED FROM THE PROPERTY, (C) THE SUITABILITY OF THE PROPERTY FOR ANY AND ALL ACTIVITIES AND USES WHICH GRANTEE MAY CONDUCT THEREON, (D) THE COMPLIANCE OF OR BY THE PROPERTY OR ITS OPERATION WITH ANY


EXHIBIT B-1
SPECIAL WARRANTY DEED - Page 1

LAWS, RULES, ORDINANCES OR REGULATIONS OF ANY APPLICABLE GOVERNMENTAL AUTHORITY OR BODY, (E) THE HABITABILITY, MERCHANTABILITY, MARKETABILITY, PROFITABILITY OR FITNESS FOR A PARTICULAR PURPOSE OF THE PROPERTY, (F) THE MANNER OR QUALITY OF THE CONSTRUCTION OR MATERIALS, IF ANY, INCORPORATED INTO THE PROPERTY, (G) THE MANNER, QUALITY, STATE OF REPAIR OR LACK OF REPAIR OF THE PROPERTY, OR (H) ANY OTHER MATTER WITH RESPECT TO THE PROPERTY, AND SPECIFICALLY, THAT GRANTOR HAS NOT MADE, DOES NOT MAKE AND SPECIFICALLY DISCLAIMS ANY REPRESENTATIONS REGARDING COMPLIANCE WITH ANY ENVIRONMENTAL PROTECTION, POLLUTION OR LAND USE LAWS, RULES, REGULATIONS, ORDERS OR REQUIREMENTS, INCLUDING THE EXISTENCE IN OR ON THE PROPERTY OF HAZARDOUS MATERIALS OR SUBSTANCES. GRANTEE FURTHER ACKNOWLEDGES AND AGREES THAT HAVING BEEN GIVEN THE OPPORTUNITY TO INSPECT THE PROPERTY, OTHER THAN THE EXPRESS REPRESENTATIONS AND WARRANTIES SET FORTH IN THAT CERTAIN PURCHASE AND SALE AGREEMENT BY AND BETWEEN GRANTOR AND GRANTEE DATED SEPTEMBER 29, 2000 AND THE WARRANTY OF TITLE AS SET OUT IN THIS DEED, GRANTEE IS RELYING SOLELY ON ITS OWN INVESTIGATION OF THE PROPERTY AND NOT ON ANY INFORMATION PROVIDED OR TO BE PROVIDED BY GRANTOR AND ACCEPTS THE PROPERTY AND WAIVES ALL OBJECTIONS OR CLAIMS AGAINST GRANTOR (INCLUDING, BUT NOT LIMITED TO, ANY RIGHT OR CLAIM OF CONTRIBUTION) ARISING FROM OR RELATED TO THE PROPERTY OR TO ANY HAZARDOUS MATERIALS ON THE PROPERTY. GRANTEE FURTHER ACKNOWLEDGES AND AGREES THAT ANY INFORMATION PROVIDED OR TO BE PROVIDED WITH RESPECT TO THE PROPERTY WAS OBTAINED FROM A VARIETY OF SOURCES AND THAT GRANTOR HAS NOT MADE ANY INDEPENDENT INVESTIGATION OR VERIFICATION OF SUCH INFORMATION AND MAKES NO REPRESENTATIONS AS TO THE ACCURACY OR COMPLETENESS OF SUCH INFORMATION. OTHER THAN THE EXPRESS REPRESENTATIONS AND WARRANTIES SET FORTH IN THAT CERTAIN PURCHASE AND SALE AGREEMENT BY AND BETWEEN GRANTOR AND GRANTEE DATED SEPTEMBER 29, 2000 AND THE WARRANTY OF TITLE AS SET OUT IN THIS DEED, GRANTOR IS NOT LIABLE OR BOUND IN ANY MANNER BY ANY VERBAL OR WRITTEN STATEMENTS, REPRESENTATIONS OR INFORMATION PERTAINING TO THE PROPERTY, OR THE OPERATION THEREOF, FURNISHED BY ANY REAL ESTATE BROKER, AGENT, EMPLOYEE, SERVANT OR OTHER PERSON. GRANTEE FURTHER ACKNOWLEDGES AND AGREES THAT OTHER THAN THE EXPRESS REPRESENTATIONS AND WARRANTIES SET FORTH IN THAT CERTAIN PURCHASE AND SALE AGREEMENT BY AND BETWEEN GRANTOR AND GRANTEE DATED SEPTEMBER 29, 2000 AND THE WARRANTY OF TITLE AS SET OUT IN THIS DEED TO THE MAXIMUM EXTENT PERMITTED BY LAW, THE SALE OF THE PROPERTY AS PROVIDED FOR HEREIN IS MADE ON AN "AS IS" CONDITION AND BASIS WITH ALL FAULTS. IT IS UNDERSTOOD AND AGREED THAT THE PURCHASE PRICE FOR THE PROPERTY HAS BEEN ADJUSTED BY PRIOR NEGOTIATION TO REFLECT THAT ALL OF THE


EXHIBIT B-1
SPECIAL WARRANTY DEED - Page 2

PROPERTY IS SOLD BY GRANTOR AND PURCHASED BY GRANTEE SUBJECT TO THE FOREGOING.

         IN WITNESS WHEREOF, Grantor has executed this Deed as of this ______ day of ______________, 2000.


GRANTOR:                            BUSINESS RESOURCES CORPORATION,
                                    a Texas corporation


                                    By:
                                        ---------------------------------------
                                            Name:
                                                 ------------------------------
                                            Title:
                                                  -----------------------------

STATE OF TEXAS              )
                            )
COUNTY OF DALLAS            )

         This instrument was acknowledged before me this _____ day of ______________, 2000, by _______________, _____________________ of Business
Resources Corporation, a Texas corporation, on behalf of said corporation.


(SEAL)
                                        ---------------------------------------
                                        Notary Public in and for
                                        the State of Texas


                                        ---------------------------------------
                                        Print name of notary


                                        My Commission Expires:
                                                               ----------------


EXHIBIT B-1
SPECIAL WARRANTY DEED - Page 3

                                   EXHIBIT B-2
                         TO PURCHASE AND SALE AGREEMENT
                              SAN ANTONIO PROPERTY
                              SPECIAL WARRANTY DEED

STATE OF TEXAS              )
                            )
COUNTY OF DALLAS            )

         Spectrum Data, Inc., a Texas corporation ("GRANTOR"), for and in consideration of the sum of Ten and No/100 Dollars ($10.00) and other valuable consideration, the receipt and sufficiency of which consideration are hereby acknowledged, has Granted, Sold, and Conveyed, and by these presents does Grant, Sell, and Convey, unto William D. Oates and Marilyn Oates ("Grantee"), having an address of 4900 Lakeside Drive, Dallas, Texas 75205, (i) all that real property situated in the County of Bexar, State of Texas, and more particularly described on EXHIBIT A attached hereto and made a part hereof for all purposes, and (ii) together with all improvements now or hereafter situated thereon, and the lessor's or landlord's interest in all space leases or occupancy agreements covering all or any portion of such real property and the improvements situated thereon (collectively, the "Property").

         This Deed is made and accepted expressly subject to the matters set forth in EXHIBIT B attached hereto and made a part hereof for all purposes.

         TO HAVE AND TO HOLD the Property, together with all and singular the rights and appurtenances belonging in any way to the Property, unto the said Grantee, its successors and assigns forever, and Grantor binds itself and its successors and assigns to warrant and forever defend all and singular the Property to Grantee, its successors and assigns against every person lawfully claiming or to claim all or any part of the Property, by, through, or under Grantor, but not otherwise.

         GRANTEE ACKNOWLEDGES AND AGREES THAT GRANTOR HAS NOT MADE, DOES NOT MAKE AND SPECIFICALLY NEGATES AND DISCLAIMS ANY REPRESENTATIONS, WARRANTIES (OTHER THAN THE EXPRESS REPRESENTATIONS AND WARRANTIES SET FORTH IN THAT CERTAIN PURCHASE AND SALE AGREEMENT BY AND BETWEEN GRANTOR AND GRANTEE DATED SEPTEMBER 29, 2000 AND THE WARRANTY OF TITLE AS SET OUT IN THIS DEED), PROMISES, COVENANTS, AGREEMENTS OR GUARANTIES OF ANY KIND OR CHARACTER WHATSOEVER, WHETHER EXPRESS OR IMPLIED, ORAL OR WRITTEN, PAST, PRESENT OR FUTURE, OF, AS TO, CONCERNING OR WITH RESPECT TO (A) THE VALUE, NATURE, QUALITY OR CONDITION OF THE PROPERTY, INCLUDING, WITHOUT LIMITATION, THE WATER, SOIL AND GEOLOGY, (B) THE INCOME TO BE DERIVED FROM THE PROPERTY, (C) THE SUITABILITY OF THE PROPERTY FOR ANY AND ALL ACTIVITIES AND USES WHICH GRANTEE MAY CONDUCT THEREON, (D) THE COMPLIANCE OF OR BY THE PROPERTY OR ITS OPERATION WITH ANY


EXHIBIT B-2
SPECIAL WARRANTY DEED - Page 1

LAWS, RULES, ORDINANCES OR REGULATIONS OF ANY APPLICABLE GOVERNMENTAL AUTHORITY OR BODY, (E) THE HABITABILITY, MERCHANTABILITY, MARKETABILITY, PROFITABILITY OR FITNESS FOR A PARTICULAR PURPOSE OF THE PROPERTY, (F) THE MANNER OR QUALITY OF THE CONSTRUCTION OR MATERIALS, IF ANY, INCORPORATED INTO THE PROPERTY, (G) THE MANNER, QUALITY, STATE OF REPAIR OR LACK OF REPAIR OF THE PROPERTY, OR (H) ANY OTHER MATTER WITH RESPECT TO THE PROPERTY, AND SPECIFICALLY, THAT GRANTOR HAS NOT MADE, DOES NOT MAKE AND SPECIFICALLY DISCLAIMS ANY REPRESENTATIONS REGARDING COMPLIANCE WITH ANY ENVIRONMENTAL PROTECTION, POLLUTION OR LAND USE LAWS, RULES, REGULATIONS, ORDERS OR REQUIREMENTS, INCLUDING THE EXISTENCE IN OR ON THE PROPERTY OF HAZARDOUS MATERIALS OR SUBSTANCES. GRANTEE FURTHER ACKNOWLEDGES AND AGREES THAT HAVING BEEN GIVEN THE OPPORTUNITY TO INSPECT THE PROPERTY, OTHER THAN THE EXPRESS REPRESENTATIONS AND WARRANTIES SET FORTH IN THAT CERTAIN PURCHASE AND SALE AGREEMENT BY AND BETWEEN GRANTOR AND GRANTEE DATED SEPTEMBER 29, 2000 AND THE WARRANTY OF TITLE AS SET OUT IN THIS DEED, GRANTEE IS RELYING SOLELY ON ITS OWN INVESTIGATION OF THE PROPERTY AND NOT ON ANY INFORMATION PROVIDED OR TO BE PROVIDED BY GRANTOR AND ACCEPTS THE PROPERTY AND WAIVES ALL OBJECTIONS OR CLAIMS AGAINST GRANTOR (INCLUDING, BUT NOT LIMITED TO, ANY RIGHT OR CLAIM OF CONTRIBUTION) ARISING FROM OR RELATED TO THE PROPERTY OR TO ANY HAZARDOUS MATERIALS ON THE PROPERTY. GRANTEE FURTHER ACKNOWLEDGES AND AGREES THAT ANY INFORMATION PROVIDED OR TO BE PROVIDED WITH RESPECT TO THE PROPERTY WAS OBTAINED FROM A VARIETY OF SOURCES AND THAT GRANTOR HAS NOT MADE ANY INDEPENDENT INVESTIGATION OR VERIFICATION OF SUCH INFORMATION AND MAKES NO REPRESENTATIONS AS TO THE ACCURACY OR COMPLETENESS OF SUCH INFORMATION. OTHER THAN THE EXPRESS REPRESENTATIONS AND WARRANTIES SET FORTH IN THAT CERTAIN PURCHASE AND SALE AGREEMENT BY AND BETWEEN GRANTOR AND GRANTEE DATED SEPTEMBER 29, 2000 AND THE WARRANTY OF TITLE AS SET OUT IN THIS DEED, GRANTOR IS NOT LIABLE OR BOUND IN ANY MANNER BY ANY VERBAL OR WRITTEN STATEMENTS, REPRESENTATIONS OR INFORMATION PERTAINING TO THE PROPERTY, OR THE OPERATION THEREOF, FURNISHED BY ANY REAL ESTATE BROKER, AGENT, EMPLOYEE, SERVANT OR OTHER PERSON. GRANTEE FURTHER ACKNOWLEDGES AND AGREES THAT OTHER THAN THE EXPRESS REPRESENTATIONS AND WARRANTIES SET FORTH IN THAT CERTAIN PURCHASE AND SALE AGREEMENT BY AND BETWEEN GRANTOR AND GRANTEE DATED SEPTEMBER 29, 2000 AND THE WARRANTY OF TITLE AS SET OUT IN THIS DEED TO THE MAXIMUM EXTENT PERMITTED BY LAW, THE SALE OF THE PROPERTY AS PROVIDED FOR HEREIN IS MADE ON AN "AS IS" CONDITION AND BASIS WITH ALL FAULTS. IT IS UNDERSTOOD AND AGREED THAT THE PURCHASE PRICE FOR THE PROPERTY HAS BEEN ADJUSTED BY PRIOR NEGOTIATION TO REFLECT THAT ALL OF THE


EXHIBIT B-2
SPECIAL WARRANTY DEED - Page 2

PROPERTY IS SOLD BY GRANTOR AND PURCHASED BY GRANTEE SUBJECT TO THE FOREGOING.

         IN WITNESS WHEREOF, Grantor has executed this Deed as of this ______ day of ______________, 2000.


GRANTOR:                            SPECTRUM DATA, INC.,
                                    a Texas corporation


                                    By:
                                        ---------------------------------------
                                            Name:
                                                 ------------------------------
                                            Title:
                                                  -----------------------------

STATE OF TEXAS              )
                            )
COUNTY OF DALLAS            )

         This instrument was acknowledged before me this _____ day of ______________, 2000, by _______________, _____________________ of Spectrum
Data, Inc., a Texas corporation, on behalf of said corporation.


(SEAL)
                                        ---------------------------------------
                                        Notary Public in and for
                                        the State of Texas


                                        ---------------------------------------
                                        Print name of notary


                                        My Commission Expires:
                                                               ----------------


EXHIBIT B-2
SPECIAL WARRANTY DEED - Page 3

                                   EXHIBIT C-1
                         TO PURCHASE AND SALE AGREEMENT

                      ASSIGNMENT AND ASSUMPTION OF FIXTURES
                                 AND WARRANTIES


STATE OF TEXAS              )
                            )
COUNTY OF DALLAS            )

         Business Resources Corporation, a Texas corporation ("GRANTOR"), for and in consideration of the sum of Ten and No/100 Dollars ($10.00) and other valuable consideration, to it in hand paid by William D. Oates and Marilyn Oates ("GRANTEE"), having an address of 4900 Lakeside Drive, Dallas, Texas 75205, ("GRANTEE"), the receipt and sufficiency of which are hereby acknowledged, has Granted, Sold, Assigned, Transferred, Conveyed, and Delivered and does by these presents Grant, Sell, Assign, Transfer, Convey and Deliver unto Grantee, all of Grantor's rights, titles, and interests in and to the following described properties located in, affixed to, and/or arising or used in connection with the improved property with parking and other amenities (the "PROJECT") situated on the land in the County of Dallas, State of Texas, more particularly described on EXHIBIT A attached hereto and made a part hereof for all purposes (the "LAND," which together with the Project is sometimes hereinafter called the "PROPERTY"):

         (a) All fixtures owned by Grantor (the "FIXTURES"), and located on, attached to, or used in connection with the operation and maintenance of the Property; and

         (b) Any assignable warranties and guaranties relating to the Property or any portion thereof (collectively, the "WARRANTIES").

         Grantor and Grantee hereby covenant and agree that neither this Agreement nor any term, provision, or condition hereof may be changed, amended or modified, and no obligation, duty or liability or any party hereby may be released, discharged or waived, except in a writing signed by all parties hereto.

         GRANTEE ACKNOWLEDGES AND AGREES THAT GRANTOR HAS NOT MADE, DOES NOT MAKE AND SPECIFICALLY NEGATES AND DISCLAIMS ANY REPRESENTATIONS, WARRANTIES (OTHER THAN THE EXPRESS REPRESENTATIONS AND WARRANTIES SET FORTH IN THAT CERTAIN PURCHASE AND SALE AGREEMENT BY AND BETWEEN GRANTOR AND GRANTEE DATED SEPTEMBER 29, 2000 AND THE WARRANTY OF TITLE AS SET OUT IN THIS ASSIGNMENT), PROMISES, COVENANTS, AGREEMENTS OR GUARANTIES OF ANY KIND OR CHARACTER WHATSOEVER, WHETHER EXPRESS OR IMPLIED, ORAL OR WRITTEN, PAST, PRESENT OR FUTURE, OF, AS TO, CONCERNING OR WITH RESPECT TO (A) THE VALUE, NATURE, QUALITY OR CONDITION OF THE


EXHIBIT C-1
ASSIGNMENT OF FIXTURES
AND WARRANTIES - Page 1

PROPERTY, INCLUDING, WITHOUT LIMITATION, THE WATER, SOIL AND GEOLOGY, (B) THE INCOME TO BE DERIVED FROM THE PROPERTY, (C) THE SUITABILITY OF THE PROPERTY FOR ANY AND ALL ACTIVITIES AND USES WHICH GRANTEE MAY CONDUCT THEREON, (D) THE COMPLIANCE OF OR BY THE PROPERTY OR ITS OPERATION WITH ANY LAWS, RULES, ORDINANCES OR REGULATIONS OF ANY APPLICABLE GOVERNMENTAL AUTHORITY OR BODY, (E) THE HABITABILITY, MERCHANTABILITY, MARKETABILITY, PROFITABILITY OR FITNESS FOR A PARTICULAR PURPOSE OF THE PROPERTY, (F) THE MANNER OR QUALITY OF THE CONSTRUCTION OR MATERIALS, IF ANY, INCORPORATED INTO THE PROPERTY, (G) THE MANNER, QUALITY, STATE OF REPAIR OR LACK OF REPAIR OF THE PROPERTY, OR (H) ANY OTHER MATTER WITH RESPECT TO THE PROPERTY, AND SPECIFICALLY, THAT GRANTOR HAS NOT MADE, DOES NOT MAKE AND SPECIFICALLY DISCLAIMS ANY REPRESENTATIONS REGARDING COMPLIANCE WITH ANY ENVIRONMENTAL PROTECTION, POLLUTION OR LAND USE LAWS, RULES, REGULATIONS, ORDERS OR REQUIREMENTS, INCLUDING THE EXISTENCE IN OR ON THE PROPERTY OF HAZARDOUS MATERIALS OR SUBSTANCES. GRANTEE FURTHER ACKNOWLEDGES AND AGREES THAT HAVING BEEN GIVEN THE OPPORTUNITY TO INSPECT THE PROPERTY, OTHER THAN THE EXPRESS REPRESENTATIONS AND WARRANTIES SET FORTH IN THAT CERTAIN PURCHASE AND SALE AGREEMENT BY AND BETWEEN GRANTOR AND GRANTEE DATED SEPTEMBER 29, 2000 AND THE WARRANTY OF TITLE AS SET OUT IN THIS ASSIGNMENT, GRANTEE IS RELYING SOLELY ON ITS OWN INVESTIGATION OF THE PROPERTY AND NOT ON ANY INFORMATION PROVIDED OR TO BE PROVIDED BY GRANTOR AND ACCEPTS THE PROPERTY AND WAIVES ALL OBJECTIONS OR CLAIMS AGAINST GRANTOR (INCLUDING, BUT NOT LIMITED TO, ANY RIGHT OR CLAIM OF CONTRIBUTION) ARISING FROM OR RELATED TO THE PROPERTY OR TO ANY HAZARDOUS MATERIALS ON THE PROPERTY. GRANTEE FURTHER ACKNOWLEDGES AND AGREES THAT ANY INFORMATION PROVIDED OR TO BE PROVIDED WITH RESPECT TO THE PROPERTY WAS OBTAINED FROM A VARIETY OF SOURCES AND THAT GRANTOR HAS NOT MADE ANY INDEPENDENT INVESTIGATION OR VERIFICATION OF SUCH INFORMATION AND MAKES NO REPRESENTATIONS AS TO THE ACCURACY OR COMPLETENESS OF SUCH INFORMATION. OTHER THAN THE EXPRESS REPRESENTATIONS AND WARRANTIES SET FORTH IN THAT CERTAIN PURCHASE AND SALE AGREEMENT BY AND BETWEEN GRANTOR AND GRANTEE DATED SEPTEMBER 29, 2000 AND THE WARRANTY OF TITLE AS SET OUT IN THIS ASSIGNMENT, GRANTOR IS NOT LIABLE OR BOUND IN ANY MANNER BY ANY VERBAL OR WRITTEN STATEMENTS, REPRESENTATIONS OR INFORMATION PERTAINING TO THE PROPERTY, OR THE OPERATION THEREOF, FURNISHED BY ANY REAL ESTATE BROKER, AGENT, EMPLOYEE, SERVANT OR OTHER PERSON. GRANTEE FURTHER ACKNOWLEDGES AND AGREES THAT OTHER THAN THE EXPRESS REPRESENTATIONS AND WARRANTIES SET FORTH IN THAT CERTAIN PURCHASE AND SALE AGREEMENT BY AND BETWEEN GRANTOR AND GRANTEE DATED SEPTEMBER 29, 2000 AND THE WARRANTY OF TITLE AS SET OUT IN THIS ASSIGNMENT TO THE MAXIMUM


EXHIBIT C-1
ASSIGNMENT OF FIXTURES
AND WARRANTIES - Page 2

EXTENT PERMITTED BY LAW, THE SALE OF THE PROPERTY AS PROVIDED FOR HEREIN IS MADE ON AN "AS IS" CONDITION AND BASIS WITH ALL FAULTS. IT IS UNDERSTOOD AND AGREED THAT THE PURCHASE PRICE FOR THE PROPERTY HAS BEEN ADJUSTED BY PRIOR NEGOTIATION TO REFLECT THAT ALL OF THE PROPERTY IS SOLD BY GRANTOR AND PURCHASED BY GRANTEE SUBJECT TO THE FOREGOING.

                  [REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]


EXHIBIT C-1
ASSIGNMENT OF FIXTURES
AND WARRANTIES - Page 3

         IN WITNESS WHEREOF, Grantor and Grantee have executed this Assignment of Fixtures and Warranties on _____________, 2000 to be effective as of the _____ day of __________________, 2000.


GRANTOR:                            BUSINESS RESOURCES CORPORATION,
                                    a Texas corporation


                                    By:
                                        ---------------------------------------
                                            Name:
                                                 ------------------------------
                                            Title:
                                                  -----------------------------

GRANTEE:

                                    -------------------------------------------
                                    WILLIAM D. OATES


                                    -------------------------------------------
                                    MARILYN OATES


EXHIBIT C-1
ASSIGNMENT OF FIXTURES
AND WARRANTIES - Page 4

STATE OF TEXAS              )
                            )
COUNTY OF DALLAS            )

         This instrument was acknowledged before me this _____ day of ______________, 2000, by _______________, _____________________ of Business
Resources Corporation, a Texas corporation, on behalf of said corporation.


(SEAL)
                                        ---------------------------------------
                                        Notary Public in and for
                                        the State of Texas


                                        ---------------------------------------
                                        Print name of notary


                                        My Commission Expires:
                                                               ----------------


EXHIBIT C-1
ASSIGNMENT OF FIXTURES
AND WARRANTIES - Page 5

STATE OF TEXAS              )
                            )
COUNTY OF DALLAS            )

         This instrument was acknowledged before me this _____ day of ______________, 2000, by William D. Oates and Marilyn Oates.


(SEAL)
                                        ---------------------------------------
                                        Notary Public in and for
                                        the State of Texas


                                        ---------------------------------------
                                        Print name of notary


                                        My Commission Expires:
                                                               ----------------


EXHIBIT C-1
ASSIGNMENT OF FIXTURES
AND WARRANTIES - Page 6

                                   EXHIBIT C-2
                         TO PURCHASE AND SALE AGREEMENT

                      ASSIGNMENT AND ASSUMPTION OF FIXTURES
                                 AND WARRANTIES

STATE OF TEXAS              )
                            )
COUNTY OF DALLAS            )

         Spectrum Data, Inc., a Texas corporation ("GRANTOR"), for and in consideration of the sum of Ten and No/100 Dollars ($10.00) and other valuable consideration, to it in hand paid by William D. Oates and Marilyn Oates ("Grantee"), having an address of 4900 Lakeside Drive, Dallas, Texas 75205, ("GRANTEE"), the receipt and sufficiency of which are hereby acknowledged, has Granted, Sold, Assigned, Transferred, Conveyed, and Delivered and does by these presents Grant, Sell, Assign, Transfer, Convey and Deliver unto Grantee, all of Grantor's rights, titles, and interests in and to the following described properties located in, affixed to, and/or arising or used in connection with the improved property with parking and other amenities (the "PROJECT") situated on the land in the County of Dallas, State of Texas, more particularly described on EXHIBIT A attached hereto and made a part hereof for all purposes (the "LAND," which together with the Project is sometimes hereinafter called the "PROPERTY"):

         (a) All fixtures owned by Grantor (the "FIXTURES"), and located on, attached to, or used in connection with the operation and maintenance of the Property; and

         (b) Any assignable warranties and guaranties relating to the Property or any portion thereof (collectively, the "WARRANTIES").

         Grantor and Grantee hereby covenant and agree that neither this Agreement nor any term, provision, or condition hereof may be changed, amended or modified, and no obligation, duty or liability or any party hereby may be released, discharged or waived, except in a writing signed by all parties hereto.

         GRANTEE ACKNOWLEDGES AND AGREES THAT GRANTOR HAS NOT MADE, DOES NOT MAKE AND SPECIFICALLY NEGATES AND DISCLAIMS ANY REPRESENTATIONS, WARRANTIES (OTHER THAN THE EXPRESS REPRESENTATIONS AND WARRANTIES SET FORTH IN THAT CERTAIN PURCHASE AND SALE AGREEMENT BY AND BETWEEN GRANTOR AND GRANTEE DATED SEPTEMBER 29, 2000 AND THE WARRANTY OF TITLE AS SET OUT IN THIS ASSIGNMENT), PROMISES, COVENANTS, AGREEMENTS OR GUARANTIES OF ANY KIND OR CHARACTER WHATSOEVER, WHETHER EXPRESS OR IMPLIED, ORAL OR WRITTEN, PAST, PRESENT OR FUTURE, OF, AS TO, CONCERNING OR WITH RESPECT TO (A) THE VALUE, NATURE, QUALITY OR CONDITION OF THE


EXHIBIT C-2
ASSIGNMENT OF FIXTURES
AND WARRANTIES - Page 1

PROPERTY, INCLUDING, WITHOUT LIMITATION, THE WATER, SOIL AND GEOLOGY, (B) THE INCOME TO BE DERIVED FROM THE PROPERTY, (C) THE SUITABILITY OF THE PROPERTY FOR ANY AND ALL ACTIVITIES AND USES WHICH GRANTEE MAY CONDUCT THEREON, (D) THE COMPLIANCE OF OR BY THE PROPERTY OR ITS OPERATION WITH ANY LAWS, RULES, ORDINANCES OR REGULATIONS OF ANY APPLICABLE GOVERNMENTAL AUTHORITY OR BODY, (E) THE HABITABILITY, MERCHANTABILITY, MARKETABILITY, PROFITABILITY OR FITNESS FOR A PARTICULAR PURPOSE OF THE PROPERTY, (F) THE MANNER OR QUALITY OF THE CONSTRUCTION OR MATERIALS, IF ANY, INCORPORATED INTO THE PROPERTY, (G) THE MANNER, QUALITY, STATE OF REPAIR OR LACK OF REPAIR OF THE PROPERTY, OR (H) ANY OTHER MATTER WITH RESPECT TO THE PROPERTY, AND SPECIFICALLY, THAT GRANTOR HAS NOT MADE, DOES NOT MAKE AND SPECIFICALLY DISCLAIMS ANY REPRESENTATIONS REGARDING COMPLIANCE WITH ANY ENVIRONMENTAL PROTECTION, POLLUTION OR LAND USE LAWS, RULES, REGULATIONS, ORDERS OR REQUIREMENTS, INCLUDING THE EXISTENCE IN OR ON THE PROPERTY OF HAZARDOUS MATERIALS OR SUBSTANCES. GRANTEE FURTHER ACKNOWLEDGES AND AGREES THAT HAVING BEEN GIVEN THE OPPORTUNITY TO INSPECT THE PROPERTY, OTHER THAN THE EXPRESS REPRESENTATIONS AND WARRANTIES SET FORTH IN THAT CERTAIN PURCHASE AND SALE AGREEMENT BY AND BETWEEN GRANTOR AND GRANTEE DATED SEPTEMBER 29, 2000 AND THE WARRANTY OF TITLE AS SET OUT IN THIS ASSIGNMENT, GRANTEE IS RELYING SOLELY ON ITS OWN INVESTIGATION OF THE PROPERTY AND NOT ON ANY INFORMATION PROVIDED OR TO BE PROVIDED BY GRANTOR AND ACCEPTS THE PROPERTY AND WAIVES ALL OBJECTIONS OR CLAIMS AGAINST GRANTOR (INCLUDING, BUT NOT LIMITED TO, ANY RIGHT OR CLAIM OF CONTRIBUTION) ARISING FROM OR RELATED TO THE PROPERTY OR TO ANY HAZARDOUS MATERIALS ON THE PROPERTY. GRANTEE FURTHER ACKNOWLEDGES AND AGREES THAT ANY INFORMATION PROVIDED OR TO BE PROVIDED WITH RESPECT TO THE PROPERTY WAS OBTAINED FROM A VARIETY OF SOURCES AND THAT GRANTOR HAS NOT MADE ANY INDEPENDENT INVESTIGATION OR VERIFICATION OF SUCH INFORMATION AND MAKES NO REPRESENTATIONS AS TO THE ACCURACY OR COMPLETENESS OF SUCH INFORMATION. OTHER THAN THE EXPRESS REPRESENTATIONS AND WARRANTIES SET FORTH IN THAT CERTAIN PURCHASE AND SALE AGREEMENT BY AND BETWEEN GRANTOR AND GRANTEE DATED SEPTEMBER 29, 2000 AND THE WARRANTY OF TITLE AS SET OUT IN THIS ASSIGNMENT, GRANTOR IS NOT LIABLE OR BOUND IN ANY MANNER BY ANY VERBAL OR WRITTEN STATEMENTS, REPRESENTATIONS OR INFORMATION PERTAINING TO THE PROPERTY, OR THE OPERATION THEREOF, FURNISHED BY ANY REAL ESTATE BROKER, AGENT, EMPLOYEE, SERVANT OR OTHER PERSON. GRANTEE FURTHER ACKNOWLEDGES AND AGREES THAT OTHER THAN THE EXPRESS REPRESENTATIONS AND WARRANTIES SET FORTH IN THAT CERTAIN PURCHASE AND SALE AGREEMENT BY AND BETWEEN GRANTOR AND GRANTEE DATED SEPTEMBER 29, 2000 AND THE WARRANTY OF TITLE AS SET OUT IN THIS ASSIGNMENT TO THE MAXIMUM


EXHIBIT C-2
ASSIGNMENT OF FIXTURES
AND WARRANTIES - Page 2

EXTENT PERMITTED BY LAW, THE SALE OF THE PROPERTY AS PROVIDED FOR HEREIN IS MADE ON AN "AS IS" CONDITION AND BASIS WITH ALL FAULTS. IT IS UNDERSTOOD AND AGREED THAT THE PURCHASE PRICE FOR THE PROPERTY HAS BEEN ADJUSTED BY PRIOR NEGOTIATION TO REFLECT THAT ALL OF THE PROPERTY IS SOLD BY GRANTOR AND PURCHASED BY GRANTEE SUBJECT TO THE FOREGOING.


                  [REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]


EXHIBIT C-2
ASSIGNMENT OF FIXTURES
AND WARRANTIES - Page 3

         IN WITNESS WHEREOF, Grantor and Grantee have executed this Assignment of Fixtures and Warranties on _____________, 2000 to be effective as of the _____ day of __________________, 2000.


GRANTOR:                            SPECTRUM DATA, INC.,
                                    a Texas corporation


                                    By:
                                        ---------------------------------------
                                            Name:
                                                 ------------------------------
                                            Title:
                                                  -----------------------------

GRANTEE:


                                    -------------------------------------------
                                    WILLIAM D. OATES


                                    -------------------------------------------
                                    MARILYN OATES


EXHIBIT C-2
ASSIGNMENT OF FIXTURES
AND WARRANTIES - Page 4

STATE OF TEXAS              )
                            )
COUNTY OF DALLAS            )

         This instrument was acknowledged before me this _____ day of ______________, 2000, by _______________, _____________________ of Spectrum
Data, Inc., a Texas corporation, on behalf of said corporation.


(SEAL)
                                        ---------------------------------------
                                        Notary Public in and for
                                        the State of Texas


                                        ---------------------------------------
                                        Print name of notary


                                        My Commission Expires:
                                                               ----------------


EXHIBIT C-2
ASSIGNMENT OF FIXTURES
AND WARRANTIES - Page 5

STATE OF TEXAS              )
                            )
COUNTY OF DALLAS            )

         This instrument was acknowledged before me this _____ day of ______________, 2000, by William D. Oates and Marilyn Oates.


(SEAL)
                                        ---------------------------------------
                                        Notary Public in and for
                                        the State of Texas


                                        ---------------------------------------
                                        Print name of notary


                                        My Commission Expires:
                                                               ----------------


EXHIBIT C-2
ASSIGNMENT OF FIXTURES
AND WARRANTIES - Page 6

EXHIBIT C-2
ASSIGNMENT OF FIXTURES
AND WARRANTIES - Page 7

                                    EXHIBIT D

                     LEASE AGREEMENT - MOCKINGBIRD PROPERTY
                   BETWEEN WILLIAM D. OATES AND MARILYN OATES
                                       AND
                          AND TYLER TECHNOLOGIES, INC.


EXHIBIT D
LEASE AGREEMENT - MOCKINGBIRD PROPERTY - Page 1